SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 8, 2003

Date of Earliest Event Reported: January 8, 2003

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

Item 7.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release issued January 8, 2003.

Item 9.	Regulation FD Disclosure.

On January 8, 2003 Millennium Chemicals issued the press release furnished as Exhibit 99.1 hereto. "The foregoing press release shall not be deemed to be "filed" for the purposes of Section 18 of Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: January 8, 2003

MILLENNIUM CHEMICALS INC.
By: /C. William Carmean/____________
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued January 8, 2003.